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                                                                     EXHIBIT 4.1

NUMBER                         INTEST CORPORATION
IN

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


COMMON STOCK                                 SEE REVERSE FOR CERTAIN DEFINITIONS
                                                        CUSIP 461147 10 0 SHARES


THIS CERTIFIES THAT


IS THE OWNER OF


      FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE
                                  PER SHARE OF
                               INTEST CORPORATION


(hereinafter called the "Corporation"), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights.

         This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



/s/ Hugh T. Regan                                    /s/ Alyn R. Holt
-----------------                                    ----------------
Secretary                                            Chief Executive Officer



                                              [SEAL]


[On the lower right corner of the face of this certificate the following language appears]

Countersigned and Registered:
         BANK BOSTON, N.A.
                  TRANSFER AGENT AND REGISTRAR


By:
                  AUTHORIZED SIGNATURE


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         THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND
WITHOUT CHARGE A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY CLASS OF PREFERRED SHARES IN SERIES, THE CORPORATION WILL FURNISH THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SUCH SERIES, SO FAR AS THE SAME HAVE BEEN FIXED. SUCH REQUESTS MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT.
         THE BOARD OF DIRECTORS OF THE CORPORATION IS AUTHORIZED BY RESOLUTION OR RESOLUTIONS FROM TIME TO TIME ADOPTED TO PROVIDE FOR THE ISSUANCE OF PREFERRED STOCK, IN SERIES, AND TO FIX AND STATE THE VOTING RIGHTS IF ANY, THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND, QUALIFICATIONS, OR RESTRICTIONS OF SUCH SERIES. THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL DESCRIPTION OF EACH CLASS OF STOCK IN ANY SERIES THEREOF.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -      as tenants in common               UNIF TRAN MIN ACT -        ______   Custodian ______
TEN ENT -      as tenants by the entireties                                  (Cust)             (Minor)
JT TEN -       as joint tenants with right of     under Uniform Transfers to Minors Act ______________
               survivorship and not as
               tenants in common


     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, __________ hereby sell, assign and transfer unto __________

________________________________________________________________________ Shares
of the Common Stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________,
Attorney, to transfer the said shares on the books of the Corporation with full power of substitution.


Dated    ____________________, ______

                                        _______________________________________
                                        Signature

                                        _______________________________________
                                        Signature

In presence of:   ________________________________

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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